Exhibit 23.2


                      INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Sweet Factory Group, Inc.:


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.




                                     /s/ KPMG LLP



San Diego, California
February 5, 1999